Exhibit 10.43

EXECUTION VERSION

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of January 30, 2014 and effective as of January 1, 2014, by and among SHENANDOAH TELECOMMUNICATIONS COMPANY, a Virginia corporation (“Borrower”), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), COBANK, ACB, as Administrative Agent (“Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (the “Lenders”).

RECITALS

WHEREAS, Borrower, the Guarantors and the Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of September 14, 2012 (as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Lenders have agreed to certain modifications to the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of Borrower, the Guarantors and the Lenders party hereto hereby agrees as follows:

SECTION 1.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2.  Amendments. In reliance on the representations and warranties of Borrower and the Guarantors contained in this Agreement and in connection with Borrower’s request therefor, and subject to the effectiveness of this Agreement as described below,

(A)     Subsection 2.13 of the Credit Agreement is hereby amended by replacing each reference therein to “Hedge Agreements” with “Related Secured Hedge Agreements”.

(B)    Subsection 3.4(G) of the Credit Agreement is hereby amended by adding to the end of such Subsection 3.4(G) “permitted pursuant to Subsection 3.14”.

(C)     Subsection 3.14 of the Credit Agreement is hereby amended by amending and restating such Subsection 3.14 in its entirety as follows:

First Amendment Agreement/Shenandoah Telecommunications Company

3.14            Hedge Agreements.  The Loan Parties will not, and will not permit their respective Subsidiaries to, engage in, guaranty or grant a security interest to secure any speculative transactions or any transaction involving a Hedge Agreement except for Hedge Agreements entered into (i) as required by Subsection 2.13 or (ii) in the ordinary course of business solely for hedging (rather than speculative) purposes to provide protection to the Borrower or any other Loan Party against fluctuations in interest rates or currency exchange rates; provided however, that (X) no Loan Party or Subsidiary of any Loan Party shall enter into or incur any Hedge Agreement that constitutes or gives rise to a Swap Obligation, contingent or otherwise, if at the time it enters into or incurs such Swap Obligation it does not constitute an “eligible contract participant” as defined in the Commodity Exchange Act, and (Y) no Loan Party or Subsidiary of any Loan Party shall guaranty or grant a security interest to secure any Swap Obligation if at the time of such guaranty or grant it does not constitute an “eligible contract participant” as defined in the Commodity Exchange Act.

(D)     Section 5 of the Credit Agreement is hereby amended by adding to such Section the following Subsection 5.22:

5.22            Qualified ECP Guarantor Status.  The Borrower is, and will be, a Qualified ECP Guarantor on the date hereof and on each date it enters into a Hedge Agreement in accordance with the terms hereof.

(E)    Subsection 6.1(C) of the Credit Agreement is hereby amended by adding to Subsection 6.1(C) a cross reference to Subsection 9.23 of the Credit Agreement.

(F)    Subsection 6.9 of the Credit Agreement is hereby amended by adding to the end of Subsection 6.9 the following sentence:

Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to Secured Obligations that comprise Excluded Swap Obligations of such Loan Party (it being understood that in the event that any amount is applied to Secured Obligations other than Excluded Swap Obligations as a result of this sentence, the Administrative Agent shall make such adjustments as it determines in its sole discretion are appropriate to distributions pursuant to Related Secured Hedge Agreements from amounts received from “eligible contract participants” under the Commodity Exchange Act or any regulations promulgated thereunder to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Secured Obligations pursuant to Related Secured Hedge Agreements by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Secured Obligations Related Secured Hedge Agreements).

(G)     Section 9 of the Credit Agreement is hereby amended by adding to such Section the following Subsection 9.23:

First Amendment Agreement/Shenandoah Telecommunications Company

9.23            Keepwell.  In addition to and not in derogation of any other obligation of any Loan Party under this Agreement or any other Loan Document, each Loan Party constituting a Qualified ECP Guarantor hereby jointly and severally absolutely and irrevocably undertakes to provide and guarantees such funds or other support to each other Loan Party as may be needed by such Loan Party from time to time to honor all of its obligations under any Loan Document including obligations with respect to Swap Obligations that would, in the absence of the agreement in this Section 9.23, otherwise constitute Excluded Swap Obligations as to such other Loan Party (but in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 9.23 or otherwise under this Agreement or any other Loan Document, as it relates to such other Loan Parties, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The guarantees, obligations and undertakings of the Loan Parties constituting Qualified ECP Guarantors under this Section 9.23 shall remain in full force and effect until all obligations under any Loan Document have been indefeasibly paid and performed in full and all Commitments have expired or been terminated.  The Loan Parties intend that this Section 9.23 constitute, and this Section 9.23 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of the Commodity Exchange Act

(H)     The definitions of “Hedge Agreement”, “Material Accounts”, “Obligations”, and “Secured Obligations” in Subsection 10.1 of the Credit Agreement are hereby amended and restated in their entirety as set forth below:

“Hedge Agreement” means (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement.

“Material Accounts” means (A) all deposit, securities or other investment accounts in the name of the Loan Parties and their respective Subsidiaries (other than Excluded Subsidiaries) at Branch Banking and Trust Company (or such other financial institution with which Borrower maintains its primary banking relationship) and (B) all other deposit, securities or other investment accounts in the name of the Loan Parties and their respective Subsidiaries (other than Excluded Subsidiaries), in each case, to the extent the average daily or interdaily balance of such accounts for the most recently completed six calendar months exceeds $1,000,000 individually or $2,500,000 in the aggregate.

First Amendment Agreement/Shenandoah Telecommunications Company

“Obligations” means all obligations, liabilities and Indebtedness of every nature of Borrower and all other Loan Parties under the Loan Documents from time to time owed to Administrative Agent, any Lender or any Indemnitee, including, the principal amount of all debts, claims and Indebtedness, accrued and unpaid interest and all indemnities, fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now or from time to time hereafter owing, due or payable, or any combination thereof, whether before or after the filing of a proceeding under the Bankruptcy Code or any Other Debtor Relief Law (whether or not allowed in such proceeding) by or against any Loan Party or any of its respective Subsidiaries; provided however, Excluded Swap Obligations of any Loan Party shall in any event be excluded from “Obligations” owing by such Loan Party.

“Secured Obligation” means (i) the Obligations and (ii) all obligations of Borrower or any other Loan Party under any Secured Hedge Agreement; provided however, Excluded Swap Obligations of any Loan Party shall in any event be excluded from “Secured Obligations” owing by such Loan Party.

(I)     Subsection 10.1 of the Credit Agreement is hereby amended to add the following definitions:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Loan Party providing a guaranty of or granting a security interest to secure any Swap Obligation of another Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Subsection 9.23 and any other “keepwell, support or other agreements” for the benefit of such Loan Party) at the time the guaranty of or grant of such security interest by such Loan Party becomes effective with respect to such related Swap Obligation.  For the avoidance of doubt, if a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or grant of security interest is or becomes illegal.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party (a) that has total assets exceeding $10,000,000 at the time of such Swap Obligation or any guaranty of or any granting of a security interest to secure obligations under such Swap Obligation becomes effective or (b) that otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

First Amendment Agreement/Shenandoah Telecommunications Company

“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

SECTION 3.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.  Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect.

SECTION 4.  Each of the Loan Parties hereby represents and warrants to the Lenders as follows:

(A)          Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms.  This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

(B)          The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1)            require any Governmental Approval or violate any Applicable Law relating to such Loan Party;

(2)            conflict with, result in a breach of or constitute a default under the organizational documents of such Loan Party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any Governmental Approval relating to it; or

(3)            result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.

(C)            The representations and warranties of such Loan Party set forth in the Loan Documents are true and correct as of the date hereof as if made on the date hereof.

(D)            No Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 5.  Borrower hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

First Amendment Agreement/Shenandoah Telecommunications Company

SECTION 6.  Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 7.  This Agreement shall be effective only upon receipt by the Administrative Agent of an execution counterpart hereto signed by Borrower, each Guarantor, and each Lender.

SECTION 8.  Borrower agrees to pay to the Administrative Agent, on demand, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 9.  This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

SECTION 10.  This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

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First Amendment Agreement/Shenandoah Telecommunications Company

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

SHENANDOAH TELECOMMUNICATIONS COMPANY, as Borrower

By:	/s/
Name:	Christopher E. French
Title:	President

SHENANDOAH CABLE TELEVISION LLC,
SHENTEL CABLE OF SHENANDOAH COUNTY, LLC,
SHENANDOAH PERSONAL COMMUNICATIONS, LLC,
SHENANDOAH MOBILE, LLC,
SHENTEL COMMUNICATIONS, LLC,
SHENTEL MANAGEMENT COMPANY,
each as a Guarantor

By:	/s/
Name:	Christopher E. French
Title:	President

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COBANK, ACB, as Administrative Agent and a Lender

By:	/s/
Gloria Hancock
Vice President

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AgFirst Farm Credit Bank, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	John W. Burnside, Jr.
Title:	Vice President

Farm Credit Bank of Texas, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Nicholas King
Title:	Vice President

Farm Credit Services of America, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Ben Fogle
Title:	Vice President

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Farm Credit Mid-America, FLCA, fka Farm Credit Services of Mid-America, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Ralph Bowman
Title:	Vice President Capital Markets

United FCS, FLCA d/b/a FCS Commercial Finance Group, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Jeremy Voigts
Title:	Vice President

GreenStone Farm Credit Services, ACA/FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Jeff Pavlik
Title:	Vice President

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1st Farm Credit Services, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Dale A. Richardson
Title:	Vice President, Capital Markets Group

MidAtlantic Farm Credit FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	William J. Rutta
Title:	Vice President

AgStar Financial Services, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Troy Mostaert
Title:	VP Capital Markets

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AgChoice Farm Credit, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Mark F. Kerstetter
Title:	Vice President

Frontier Farm Credit, ACA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Stuart R. Hays
Title:	Vice President

Northwest Farm Credit Services, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Mark Westfall
Title:	Vice President

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Farm Credit West, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Ben Madonna
Title:	Vice President

Badgerland Financial, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Terry A. McMahon
Title:	Chief Credit Officer

American Ag Credit, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:	/s/
Name:	Edwin A. Adams, Jr.
Title:	Vice President